EXHIBIT 99.3
                                                                  ------------



                                                                EXECUTION COPY


                                   INDENTURE




                                    between




                    HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3
                                   as Issuer


                                      and



                        BANK ONE, NATIONAL ASSOCIATION,
                             as Indenture Trustee







                             Dated August 29, 2002







                    HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3
         Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3


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                               Table of Contents
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                                                                                                                Page
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                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1           Definitions.................................................................................2
SECTION 1.2           Incorporation by Reference of Trust Indenture Act...........................................9
SECTION 1.3           Rules of Construction......................................................................10

                                  ARTICLE II
                                   THE NOTES

SECTION 2.1           Form.......................................................................................11
SECTION 2.2           Execution, Authentication, Delivery and Dating.............................................11
SECTION 2.3           Registration; Registration of Transfer and Exchange........................................12
SECTION 2.4           Mutilated, Destroyed, Lost or Stolen Notes.................................................13
SECTION 2.5           Persons Deemed Owner.......................................................................13
SECTION 2.6           Payment of Principal and Interest; Defaulted Interest......................................14
SECTION 2.7           Cancellation...............................................................................14
SECTION 2.8           [Reserved].................................................................................14
SECTION 2.9           Release of Trust Estate....................................................................15
SECTION 2.10          Book-Entry Notes...........................................................................15
SECTION 2.11          Notices to Clearing Agency.................................................................16
SECTION 2.12          Definitive Notes...........................................................................16
SECTION 2.13          Tax Treatment..............................................................................16
SECTION 2.14          ERISA Representation.......................................................................16

                                  ARTICLE III
                                   COVENANTS

SECTION 3.1           Payment of Principal and Interest..........................................................18
SECTION 3.2           Maintenance of Office or Agency............................................................18
SECTION 3.3           Money for Payments To Be Held in Trust.....................................................18
SECTION 3.4           Existence..................................................................................19
SECTION 3.5           Protection of Trust Estate.................................................................20
SECTION 3.6           Annual Opinions as to the Trust Estate.....................................................20
SECTION 3.7           Performance of Obligations; Servicing of Home Equity Loans.................................21
SECTION 3.8           Negative Covenants.........................................................................22
SECTION 3.9           Annual Statement as to Compliance..........................................................23
SECTION 3.10          Covenants of the Issuer....................................................................24
SECTION 3.11          Master Servicer's Obligations..............................................................24
SECTION 3.12          Restricted Payments........................................................................24
SECTION 3.13          Treatment of Notes as Debt for All Purposes................................................24
SECTION 3.14          Notice of Events of Default................................................................24
SECTION 3.15          Further Instruments and Acts...............................................................24


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SECTION 3.16          Issuer May Consolidate, etc................................................................25
SECTION 3.17          Successor or Transferee....................................................................26
SECTION 3.18          No Other Business..........................................................................27
SECTION 3.19          No Borrowing...............................................................................27
SECTION 3.20          Guarantees, Loans, Advances and Other Liabilities..........................................27
SECTION 3.21          Capital Expenditures.......................................................................27
SECTION 3.22          Representations and Warranties of the Issuer...............................................27

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

SECTION 4.1           Satisfaction and Discharge of Indenture....................................................28
SECTION 4.2           Application of Trust Money.................................................................29
SECTION 4.3           Subrogation and Cooperation................................................................29
SECTION 4.4           Repayment of Moneys Held by Paying Agent...................................................30
SECTION 4.5           Insurer's Rights Regarding Actions, Proceedings or Investigations..........................30

                                   ARTICLE V
                                   REMEDIES

SECTION 5.1           Events of Default..........................................................................32
SECTION 5.2           Acceleration of Maturity; Rescission and Annulment.........................................33
SECTION 5.3           Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..................34
SECTION 5.4           Remedies; Priorities.......................................................................36
SECTION 5.5           Optional Preservation of the Trust Estate..................................................37
SECTION 5.6           Limitation of Suits........................................................................38
SECTION 5.7           Unconditional Rights of Noteholders To Receive Principal and Interest......................38
SECTION 5.8           Restoration of Rights and Remedies.........................................................38
SECTION 5.9           Rights and Remedies Cumulative.............................................................39
SECTION 5.10          Delay or Omission Not a Waiver.............................................................39
SECTION 5.11          Control by Noteholders.....................................................................39
SECTION 5.12          Waiver of Past Defaults....................................................................40
SECTION 5.13          Undertaking for Costs......................................................................40
SECTION 5.14          Waiver of Stay or Extension Laws...........................................................40
SECTION 5.15          Action on Notes............................................................................40
SECTION 5.16          Performance and Enforcement of Certain Obligations.........................................41

                                  ARTICLE VI
                             THE INDENTURE TRUSTEE

SECTION 6.1           Duties of Indenture Trustee................................................................42
SECTION 6.2           Rights of Indenture Trustee................................................................43
SECTION 6.3           Individual Rights of Indenture Trustee.....................................................45
SECTION 6.4           Indenture Trustee's Disclaimer.............................................................45

                                      ii

SECTION 6.5           Notice of Defaults.........................................................................45
SECTION 6.6           Reports by Indenture Trustee to Holders....................................................45
SECTION 6.7           Compensation and Indemnity.................................................................46
SECTION 6.8           Replacement of Indenture Trustee...........................................................46
SECTION 6.9           Successor Indenture Trustee by Merger......................................................47
SECTION 6.10          Appointment of Co-Indenture Trustee or Separate Indenture Trustee..........................47
SECTION 6.11          Eligibility; Disqualification..............................................................49
SECTION 6.12          Preferential Collection of Claims Against Issuer...........................................49
SECTION 6.13          Representations and Warranties.............................................................49
SECTION 6.14          Directions to Indenture Trustee............................................................49

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

SECTION 7.1           Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders.....................51
SECTION 7.2           Preservation of Information; Communications to Noteholders.................................51
SECTION 7.3           Reports by Issuer..........................................................................51
SECTION 7.4           Reports by Indenture Trustee...............................................................52

                                 ARTICLE VIII
                     ACCOUNTS, DISBURSEMENTS AND RELEASES

SECTION 8.1           Collection of Money........................................................................53
SECTION 8.2           Accounts; Distributions....................................................................53
SECTION 8.3           [Reserved].................................................................................54
SECTION 8.4           Master Servicer's Monthly Statements.......................................................54
SECTION 8.5           [Reserved].................................................................................54
SECTION 8.6           Opinion of Counsel.........................................................................54

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

SECTION 9.1           Supplemental Indentures Without Consent of Noteholders.....................................55
SECTION 9.2           Supplemental Indentures with Consent of Noteholders........................................56
SECTION 9.3           Execution of Supplemental Indentures.......................................................57
SECTION 9.4           Effect of Supplemental Indenture...........................................................57
SECTION 9.5           Conformity with Trust Indenture Act........................................................58
SECTION 9.6           Reference in Notes to Supplemental Indentures..............................................58

                                   ARTICLE X
                             TERMINATION OF TRUST

SECTION 10.1          Early Termination..........................................................................59
SECTION 10.2          Mandatory Redemption.......................................................................59


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                                  ARTICLE XI
                                 MISCELLANEOUS

SECTION 11.1          Compliance Certificates and Opinions, etc..................................................62
SECTION 11.2          Form of Documents Delivered to Indenture Trustee...........................................63
SECTION 11.3          Acts of Noteholders........................................................................64
SECTION 11.4          Notices....................................................................................65
SECTION 11.5          Notices to Noteholders; Waiver.............................................................65
SECTION 11.6          Rights of the Insurer to Exercise Rights of Noteholders....................................66
SECTION 11.7          Conflict with Trust Indenture Act..........................................................66
SECTION 11.8          Effect of Headings and Table of Contents...................................................67
SECTION 11.9          Successors and Assigns.....................................................................67
SECTION 11.10         Separability...............................................................................67
SECTION 11.11         Benefits of Indenture......................................................................67
SECTION 11.12         Legal Holidays.............................................................................67
SECTION 11.13         Governing Law..............................................................................67
SECTION 11.14         Counterparts...............................................................................67
SECTION 11.15         Recording of Indenture.....................................................................67
SECTION 11.16         Trust Obligation...........................................................................68
SECTION 11.17         No Petition................................................................................68
SECTION 11.18         Inspection.................................................................................68
SECTION 11.19         Inconsistencies With the Sale and Servicing Agreement......................................68
SECTION 11.20         Third-Party Beneficiaries..................................................................69
SECTION 11.21         Limited Recourse; No Petition..............................................................69
SECTION 11.22         Limitation on Voting of Preferred Stock....................................................69
SECTION 11.23         Limitation of Liability....................................................................70
SECTION 11.24         Consent of Insurer.........................................................................70
SECTION 11.25         Rights of the Insurer to Exercise Rights of Noteholders....................................70
SECTION 11.26         Entire Agreement...........................................................................70
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EXHIBITS
--------

SCHEDULE A       -    Perfection Representations, Warranties and Covenants
SCHEDULE B       -    Home Equity Loan Schedule
EXHIBIT A        -    Form of Notes


                                      v
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         INDENTURE dated August 29, 2002 between HOUSEHOLD HOME EQUITY LOAN
TRUST 2002-3, a Delaware business trust (the "Issuer"), and Bank One, National Association, a national banking association, as trustee and not in its individual capacity (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Closed-End Home Equity Loan Asset-Backed Notes, Series 2002-3 (the "Notes") and the
Insurer:

                                GRANTING CLAUSE

         Subject to the terms of this Indenture, the Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Noteholders and the Insurer, all of the Issuer's right, title and interest in and to: (i) the Trust Estate; (ii) all right, title and interest of the Issuer in the Sale and Servicing Agreement, the Transfer Agreement and the Home Equity Loan Purchase Agreement with respect to the Home Equity Loans (including the Issuer's right to cause the Depositor or the Master Servicer to repurchase Home Equity Loans from the Issuer under certain circumstances described therein); (iii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; (iv) the Collection Account and all funds on deposit from time to time in the Collection Account (exclusive of net earnings thereon); (v) all other property of the Trust from time to time; and (vi) any and all proceeds of the foregoing (collectively the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The foregoing Grant shall inure to the benefit of the Insurer in respect of draws made on the Note Guaranty Insurance Policy and amounts owing from time to time pursuant to the Insurance and Indemnity Agreement, and such Grant shall continue in full force and effect for the benefit of the Insurer until all such amounts owing to it have been repaid in full.

         The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes, acknowledges the foregoing Grant, accepts the trusts hereunder in good faith and without notice of any adverse claim or liens and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the Notes and the Insurer may be adequately and effectively protected. The Indenture Trustee further agrees and acknowledges that each item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee in Illinois.

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 Definitions.

         (a) For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement. All other capitalized terms used herein shall have the meanings specified herein.

         "Accrual Period" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Act" has the meaning specified in Section 11.3(a).

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee and the Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Book-Entry Note" means any Note registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         "Business Day" has the meaning assigned thereto in the Sale and Servicing Agreement.

         "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.


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         "Closing Date" means August 29, 2002.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified in the Granting Clause of this Indenture.

         "Collection Account" means the Collection Account (as defined in the Sale and Servicing Agreement) established by the Indenture Trustee.

         "Commission" shall mean the Securities and Exchange Commission.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Indenture is located at One Bank One Plaza, Chicago, Illinois 60670 Attention: Indenture Trust Administration, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Issuer and the Insurer or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders, the Insurer, and the Issuer.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" has the meaning specified in Article II.

         "Delaware Trustee" shall mean The Bank of New York (Delaware), not in its individual capacity but solely as Delaware trustee under the Trust Agreement, its successors in interest and any successor Delaware trustee under the Trust Agreement.

         "Depositor" shall mean HFC Revolving Corporation, a Delaware corporation, in its capacity as depositor under the Sale and Servicing Agreement, and its successor in interest.

         "Depository Institution" means any depository institution or trust company, including the Indenture Trustee, that (i) has short-term debt obligations and long-term debt obligations at the time of any deposit therein and throughout the time the interest is maintained that are rated at least "Baa3" by Moody's and "A-1" by Standard & Poor's, and that the deposits in such account are fully insured to the maximum extent provided by either the BIF or the SAIF and which is any of (a) a federal savings and loan association duly organized, validly existing and in good standing under the applicable banking laws of any state, (b) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (c) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (d) a principal subsidiary of a bank holding company, and in each case of (a)-(d), approved in writing by the Insurer. Such Depository Institution shall have (x) a segregated trust account maintained with the corporate trust department of a federal or state chartered depository or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (y) an account otherwise acceptable to each Rating Agency and the Insurer as evidenced by a letter from the Insurer and from each Rating Agency to each of the Insurer, the Owner Trustee and the Indenture Trustee, without reduction or withdrawal of the then current ratings of the Notes, without regard to the Note Guaranty Insurance Policy.

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary, the Treasurer, or any Assistant Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "Final Scheduled Payment Date" means, with respect to any Note, the Payment Date occurring in July 2032.

         "Fitch" shall mean Fitch, Inc., or any successor thereto.

         "Grant" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral with respect to any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

         "Home Equity Loan Schedule" means the listing of the Home Equity Loans set forth in Schedule A, as supplemented as of any date on which a Defective Home Equity Loan has been repurchased from the Trust or substituted with an Eligible Substitute Home Equity Loan pursuant to the Sale and Servicing Agreement.

         "Indenture Trustee" means Bank One, National Association, a national banking association, as Indenture Trustee under this Indenture, or any successor Indenture Trustee appointed pursuant to the terms of this Indenture.

         "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Transferor and any Affiliate of any of the foregoing Persons,
(b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any


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


Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 herein, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Insurance and Indemnity Agreement" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Insurer" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Issuer" means Household Home Equity Loan Trust 2002-3 until a successor replaces it in accordance with the terms of the Transaction Documents and, thereafter, means the successor.

         "Issuer Order" and "Issuer Request" mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "LIBOR" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "LIBOR Business Day" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Lien" shall mean any lien, pledge, encumbrance or security interest on or in any particular asset or property.

         "Majority Noteholder" shall mean the Holder or Holders of Notes representing at least 51% of the aggregate Note Principal Amount.

         "Mandatory Redemption Price" as of any date of determination shall mean an amount equal to the then current Note Principal Amount, together with any unpaid Interest Carry Forward Amounts and Supplemental Interest Amounts, plus one month's interest on such Note Principal Amount and any unpaid Interest Carry Forward Amounts and Supplemental Interest Amounts at the Note Rate, plus any Reimbursement Amounts due and owing to the Insurer under the Insurance and Indemnity Agreement.

         "Master Servicer" shall mean Household Finance Corporation, in its capacity as master servicer under the Sale and Servicing Agreement, or any Successor Master Servicer appointed in accordance with the terms of the Sale and Servicing Agreement.

         "Moody's" shall mean Moody's Investors Service, Inc., or any successor thereto.


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


         "Note" means any Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3, issued and executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A hereto.

         "Note Depository Agreement" means the agreement dated August 29, 2002, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Book-Entry Notes.

         "Note Guaranty Insurance Policy" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Rate" with respect to the Notes shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Note Register" and "Note Registrar" have the respective meanings specified in Article II.

         "Noteholder" means a Holder of a Note.

         "Obligations" shall mean the Home Equity Loans.

         "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 herein, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except with regard to tax matters, bankruptcy matters, the Trust Indenture Act of 1939, security interest matters and as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and the Insurer, and which opinion or opinions shall be addressed to the Indenture Trustee and the Insurer, as Indenture Trustee and the Insurer, respectively, and shall comply with any applicable requirements of Section 11.1 herein and shall be in form and substance reasonably satisfactory to the Indenture Trustee and the Insurer.

         "Outstanding" means, with respect to any Note and as of the date of determination, any Note theretofore authenticated and delivered under this Indenture except:


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


          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee);

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; and

          (iv) Notes for which the Final Scheduled Payment Date has occurred;

provided, however, in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Transferor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded and provided further that for purposes of determining the Insurer's subrogation rights, a Note shall be deemed Outstanding to the extent of any payment made by the Insurer. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons.

         "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination.

         "Owner Trustee" means The Bank of New York, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor Owner Trustee under the Trust Agreement.

         "Ownership Interest" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 of this Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Payment Date" shall mean the twentieth day of each month or, if such day is not a Business Day, then the next Business Day, beginning in September 2002.


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


         "Perfection Representations" shall mean the representations contained in Schedule A hereto.

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Article II in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Rating Agency Condition" means, with respect to certain actions requiring prior Rating Agency consent, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Transferor, the Master Servicer and the Insurer that such action will not result in a reduction or withdrawal of the then current rating of the Notes without regard to the Note Guaranty Insurance Policy.

         "Rating Agency" means any of (i) Fitch, (ii) Moody's or (iii) Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Depositor and the Insurer, notice of which designation shall have been given to the Indenture Trustee.

         "Record Date" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Redemption Date" means, in the case of a redemption of the Notes pursuant to Section 10.1 or 10.2, the Payment Date specified by the Indenture Trustee pursuant to Section 10.1 or 10.2, as applicable.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Responsible Officer" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated August 29, 2002, among the Issuer, the Depositor, the Master Servicer and the Indenture Trustee.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

         "State" means any one of the 50 States of the United States of America or the District of Columbia.

         "Successor Master Servicer" has the meaning specified in Section 3.7(e) hereof.

         "Transaction Documents" has the meaning set forth in the Sale and Servicing Agreement.

         "Transferor" shall have the meaning assigned thereto in the Sale and Servicing Agreement.

         "Trust" means the Issuer.

         "Trust Agreement" shall mean the amended and restated trust agreement dated August 29, 2002 among the Depositor, Household Finance Corporation, the Owner Trustee, the Co-Trustee and the Delaware Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Estate" shall mean the assets subject to the Sale and Servicing Agreement, the Home Equity Loan Purchase Agreement, the Transfer Agreement, the Trust Agreement and this Indenture, assigned to the Indenture Trustee, which assets consist of: (i) each Home Equity Loan and each Eligible Substitute Home Equity Loan and its related Mortgage Note and other Mortgage File documents for each Home Equity Loan and each Eligible Substitute Home Equity Loan, including such Home Equity Loan's, and each such Eligible Substitute Home Equity Loan's, Principal Balance and all collections in respect thereof received after the Cut-Off Date or Subsequent Cut-Off Date, as applicable; (ii) such assets as shall from time to time be identified as deposited in the Collection Account (exclusive of net earnings thereon), (iii) the Mortgage Notes and other Mortgage File documents for the Home Equity Loans, (iv) any property that secured a Home Equity Loan and that has become REO, (v) the interest of the Depositor in certain hazard insurance policies maintained by the Mortgagors or the Master Servicer in respect of the Home Equity Loans, (vi) the Collection Account, (vii) the Note Guaranty Insurance Policy, (viii) the proceeds of each of the foregoing and (ix) one share of Preferred Stock of the Depositor.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         SECTION 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.3 Rules of Construction.

               Unless the context otherwise requires:

               (i) a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii) "or" is not exclusive;

               (iv) "including" means including without limitation;

               (v) words in the singular include the plural and words in the plural include the singular; and

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                   THE NOTES

         SECTION 2.1 Form. The Notes shall be designated as the "HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3, Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3." Each Note shall be in substantially the form set forth in Exhibit A with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistent herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes are set forth in Exhibit A hereto. The terms of the Notes are part of the terms of this Indenture.

         SECTION 2.2 Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         Subject to the satisfaction of the conditions set forth in Section 2.8, the Indenture Trustee shall upon receipt of an Issuer Order, authenticate and deliver the Notes for original issue in the principal amount equal to $977,470,000. The aggregate principal amount of the Notes outstanding at any time may not exceed such amount.

         The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated August 29, 2002. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $25,000 and multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3 Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee and the Insurer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee and the Insurer shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2 hereof, the Owner Trustee on behalf of the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 or Section 9.6 hereof not involving any transfer.

         SECTION 2.4 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer such security or indemnity as may be reasonably required by it to hold the Issuer, the Insurer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar, the Insurer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and an Authorized Officer of the Owner Trustee shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Insurer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section 2.4, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section 2.4 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 2.4 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.5 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Insurer, the Issuer, the Indenture Trustee and any agent of the Insurer, the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest on, if any, such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Insurer, the Issuer, the Indenture Trustee or any agent of the Insurer, the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.6 Payment of Principal and Interest; Defaulted Interest.

         (a) Each Note shall accrue interest at the Note Rate and such interest shall be payable on each Payment Date as specified in Exhibit A hereto, subject to Section 3.1 hereof. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date in the manner set forth in Section 5.01(c) of the Sale and Servicing Agreement.

         (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Notes set forth in Exhibit A hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the earliest of
(i) the Final Scheduled Payment Date, (ii) the Redemption Date or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee, the Insurer (so long as no Insurer Default has occurred and is continuing) or the Holders of Notes representing not less than 66-2/3% of the Outstanding Amount of the Notes (with the consent of the Insurer, which consent shall not be unreasonably withheld) have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 hereof. All principal payments on the Notes shall be in the manner set forth in the Sale and Servicing Agreement. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 8.01 of the Sale and Servicing Agreement.

         SECTION 2.7 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.8 [Reserved].

         SECTION 2.9 Release of Trust Estate.

         (a) Except as otherwise provided in subsections (b) and (c) of this
Section 2.9 and Section 11.1 hereof and the terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon consent of the Insurer and receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

         (b) The Master Servicer, on behalf of the Issuer and with the consent of the Insurer, shall be entitled to obtain a release from the lien of this Indenture for any Home Equity Loan and the related Mortgaged Property at any time in accordance with the provisions of Section 3.08 of the Sale and Servicing Agreement.

         (c) The Indenture Trustee shall, if requested by the Master Servicer, temporarily release to the Master Servicer the Indenture Trustee's Mortgage File pursuant to the provisions of Section 3.08 of the Sale and Servicing Agreement upon compliance by the Master Servicer of the provisions thereof provided that the Indenture Trustee's Mortgage File shall have been stamped to signify the Issuer's pledge to the Indenture Trustee under the Indenture.

         SECTION 2.10 Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency or its custodian, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12 below. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12 below:

               (i) the provisions of this Section shall be in full force and effect;

               (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

               (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

               (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12 below, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

               (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         SECTION 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes, to the Clearing Agency, and shall have no obligation to such Note Owners.

         SECTION 2.12 Definitive Notes. If (i) the Clearing Agency or the Depositor advises the Indenture Trustee in writing that the Clearing Agency is no longer willing, qualified or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Clearing Agency or the Depositor, the Issuer or the Indenture Trustee is unable to locate a qualified successor, (ii) the Depositor at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Owners of the Book-Entry Notes representing beneficial interests aggregating at least 51% of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         SECTION 2.13 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for all tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for all purposes as indebtedness of the Issuer.

         SECTION 2.14 ERISA Representation. Each Person that acquires a Note shall be required to represent, or in the case of a Book-Entry Note, will be deemed to represent by its acceptance of the Note, that (i) it is not, and is not acquiring the Note on behalf of or with "plan assets" (as determined under U.S. Department of Labor Regulations found at 29 C.F.R. ss.2510.3-101 or otherwise) of an employee benefit plan or other plan that is subject to Title I of ERISA or Section 4975 of the Code, or (ii) its acquisition and holding of the Note are eligible for relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption.

                                  ARTICLE III

                                   COVENANTS

         SECTION 3.1 Payment of Principal and Interest. The Issuer will duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Indenture Trustee shall, pursuant to Section 5.01 of the Sale and Servicing Agreement, pay all amounts on deposit in the Collection Account on each Payment Date deposited therein pursuant to the Sale and Servicing Agreement, and held therein for distribution to the Noteholders for the benefit of such Noteholders and the Insurer. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral, as provided in this Indenture. The Issuer shall not otherwise be liable for payments on the Notes. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.1, the provisions of this Section 3.1 shall control.

         SECTION 3.2 Maintenance of Office or Agency. The Issuer will maintain in Illinois an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Notes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3 Money for Payments to Be Held in Trust. As provided in
Section 8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be remitted from amounts withdrawn from the Collection Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account for payments on the Notes shall be paid over to the Issuer.

         Any Paying Agent shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11 hereof. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

         The Issuer will cause each Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the

Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee and the Insurer notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculations pertaining thereto to the Indenture Trustee.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any termination and release of a Trust Estate shall be done in accordance with the provisions of Section 8.01 of the Sale and Servicing Agreement.

         SECTION 3.4 Existence.

         (a) Subject to Section 3.4(b) below, the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Trust Estate.

         (b) Any successor to the Owner Trustee appointed pursuant to Section
10.2 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

         (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

         SECTION 3.5 Protection of Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i) provide further assurance with respect to a Grant of all or any portion of the related Trust Estate;

               (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iv) enforce any rights with respect to the Trust Estate; or

               (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Insurer and the Noteholders in such Trust Estate against the claims of all persons and parties.

         SECTION 3.6 Annual Opinions as to the Trust Estate.

         On or before March 31 in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 of the following calendar year.

         SECTION 3.7 Performance of Obligations; Servicing of Home Equity
Loans.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with or otherwise obtain the assistance of other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Home Equity Loan Purchase Agreement and the Sale and Servicing Agreement and (ii) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening Assignments of Mortgage and all assumption and modification agreements required to be recorded by the terms of the Sale and Servicing Agreement and the Home Equity Loan Purchase Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee, the Insurer and the Majority Noteholder or such other percentage of Noteholders as is set forth in the applicable Transaction Document.

         (d) Subject to the terms of the Sale and Servicing Agreement, if the Issuer shall have knowledge of the occurrence of an Master Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Depositor, the Insurer, the Master Servicer and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Master Servicer is taking with respect of such default. If such a Master Servicer Termination Event shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Home Equity Loans, the Issuer shall take all reasonable steps available to it to remedy or cause to be remedied such failure.

         (e) Subject to the terms of the Sale and Servicing Agreement, as promptly as possible after the giving of notice of termination to the Master Servicer of the Master Servicer's rights and powers pursuant to Section 7.01 of the Sale and Servicing Agreement, a successor master servicer (the "Successor Master Servicer") shall be appointed pursuant to
Section 7.02 of the Sale and Servicing Agreement. If the Indenture Trustee shall succeed to the Master Servicer's duties as master servicer of the Home Equity Loans as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of
Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as successor Master Servicer and the servicing of the Home Equity Loans. In case the Indenture Trustee shall become successor Master Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Successor Master Servicer any one of its Affiliates acceptable to the Insurer, provided that it shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Master Servicer.

         (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Insurer (which consent shall not be unreasonably withheld), amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of the Trust Estate (except to the extent otherwise provided in the Sale and Servicing Agreement or the other Transaction Documents), or waive timely performance or observance by the Master Servicer or the Depositor under the Sale and Servicing Agreement; and
(ii) that any such amendment not otherwise provided for in the Sale and Servicing Agreement or any other Transaction Document shall not (A) reduce in any manner the amount of, or delay the timing of, collections of payments on home equity loans, (B) reduce in any manner the amount of, or delay the timing of, payments that are required to be made on a Note without the consent of the affected Noteholder, (C) impair the right of any Noteholder to institute suit for the enforcement of the provisions of the Agreement, or (D) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the Insurer or the Majority Noteholder (or such other percentage of Noteholders as required by the applicable Transaction Document) if an Insurer Default has occurred and is continuing, the Issuer agrees, promptly following a request by the Indenture Trustee or the Insurer to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee or the Insurer may deem necessary or appropriate in the circumstances.

         SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not, unless the Insurer otherwise consents in writing:

               (i) except as expressly permitted by this Indenture or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee and consented to by the Insurer;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the related Trust Estate;

               (iii) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture and the Ownership Interest pursuant to the Trust Agreement, or amend the Trust Agreement as in effect on the Closing Date other than in accordance with Section 11.1 thereof;

               (iv) issue debt obligations under any other indenture;

               (v) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture or as otherwise may be permitted by the Transaction Documents;

               (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

               (vii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and arising solely as a result of an action or omission of the related Mortgagor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate;

               (viii) [reserved]; or

               (ix) take any other action or fail to take any action which may cause the Issuer to be treated as (a) an association pursuant to
          Section 7701 of the Code and the corresponding regulations, (b) a publicly traded partnership taxable as a corporation pursuant to
          Section 7704 of the Code and the corresponding regulations or (c) a taxable mortgage pool pursuant to Section 7701(i) of the Code and the corresponding regulations.

         SECTION 3.9 Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Insurer, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2002), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10 Covenants of the Issuer.

         All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

         SECTION 3.11 Master Servicer's Obligations. The Issuer shall cause the Master Servicer to comply with its obligations under the terms of the Sale and Servicing Agreement.

         SECTION 3.12 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee, the Delaware Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Master Servicer,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made (x) payments or distributions to the Master Servicer, the Indenture Trustee, the Owner Trustee, the Delaware Trustee, the Ownership Interest and the Noteholders as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Collection Account except in accordance with this Indenture and the Transaction Documents.

         SECTION 3.13 Treatment of Notes as Debt for All Purposes.

         The Issuer shall treat the Notes as indebtedness for all purposes.

         SECTION 3.14 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder, each Master Servicer Termination Event under the Sale and Servicing Agreement, each default on the part of the Master Servicer of its obligations under the Sale and Servicing Agreement and each default on the part of the Depositor of its obligations under the Sale and Servicing Agreement.

         SECTION 3.15 Further Instruments and Acts. Upon request of the Indenture Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.16 Issuer May Consolidate, etc.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Paying Agent, on behalf of the holder of the Ownership Interest and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

               (iii) the Insurer shall have consented in writing thereto and each Rating Agency shall have notified the Issuer and the Insurer that such transaction will not cause a reduction or withdrawal by a Rating Agency of its then current rating of the Notes, without regard to the Note Guaranty Insurance Policy;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or the Insurer;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in any Trust Estate, to any Person, unless:

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Insurer, in form satisfactory to the Indenture Trustee and so long as no Insurer Default has occurred and is continuing, the Insurer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes and the Insurer,
          (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer and the Insurer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Insurer shall have consented thereto, and each Rating Agency shall have notified the Issuer and the Insurer that such transaction will not cause a reduction or withdrawal by a Rating Agency of its then current rating of the Notes, without regard to the Note Guaranty Insurance Policy;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Insurer or any Noteholder;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         SECTION 3.17 Successor or Transferee.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.16(a) above, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b) above, the Issuer shall be released from every covenant and agreement (except such obligations that survive such transfer) of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         SECTION 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Home Equity Loans, owning Preferred Stock of the Depositor and the issuance of the Notes in the manner contemplated by this Indenture and the Transaction Documents and all activities incidental thereto.

         SECTION 3.19 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         SECTION 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Transaction Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.21 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.22 Representations and Warranties of the Issuer. The Perfection Representations shall be a part of this Indenture.

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

         SECTION 4.1 Satisfaction and Discharge of Indenture. Subject to and in accordance with Section 8.01 of the Sale and Servicing Agreement, this Indenture shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon,
(iv) Sections 3.3, 3.4, 3.5, 3.8 and 3.10 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 hereof and the obligations of the Indenture Trustee under Section 4.2 hereof) and (vi) the rights of Noteholders and the Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when all of the following have occurred:

         (A) either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.4 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3 above) have been delivered to the Indenture Trustee for cancellation; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                    a.   have become due and payable,

                    b. will become due and payable within one year prior to the Final Scheduled Payment Date, or

                    c. are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of a., b. or c. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1 hereof) and all amounts due and owing the Insurer and the Indenture Trustee have been paid, as the case may be;

         (B) the latest of (a) twelve months after payment in full of all outstanding obligations under the Notes, (b) the payment in full of all unpaid fees and expenses of the Indenture Trustee hereunder and the other Transaction Documents, (c) the payment of all amounts due and owing to the Insurer for unpaid premiums and unreimbursed Insured Amounts and all other amounts owing to the Insurer, together with interest thereon as provided under the Insurance and Indemnity Agreement, (d) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer, and (e) the date on which the final resolution of any litigation against the Issuer regarding a preference claim under the United States Bankruptcy Code (11 U.S.C.) has occurred; and

         (C) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and (if required by the TIA, the Insurer or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 11.1(a) hereof and, subject to Section 11.2 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

         SECTION 4.2 Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Sections 3.3 and 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Sale and Servicing Agreement, to the payment, either directly or through any Paying Agent to the Holders of the particular Notes and the Insurer for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         SECTION 4.3 Subrogation and Cooperation.

         (a) The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Insurer makes payments under the Note Guaranty Insurance Policy on account of principal of or interest on the Home Equity Loans, the Insurer will be fully subrogated to the rights of the Noteholders to receive such principal of and interest on the Home Equity Loans of the related Trust Estate, and (ii) the Insurer shall be paid such principal and interest only from the sources and in the manner provided herein, in the Sale and Servicing Agreement, and in the Insurance and Indemnity Agreement for the payment of such principal and interest.

         So long as no Insurer Default has occurred and is continuing, the Indenture Trustee shall cooperate in all respects with any reasonable request or direction by the Insurer for action to preserve or enforce the Insurer's rights or interest under this Indenture or the Insurance and Indemnity Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including without limitation upon the occurrence and continuance of an Insurer Default, a request to take any one or more of the following actions:

               (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the

          Insurance and Indemnity Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

               (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

               (iii) file or record all assignments that have not previously been recorded;

               (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

               (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Insurer hereunder.

         Following the payment in full of the Notes, the Insurer shall continue to have all rights and privileges provided to it under this Section
4.3 and in all other provisions of this Indenture, until all amounts owing to the Insurer have been paid in full.

         SECTION 4.4 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 above and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 4.5 Insurer's Rights Regarding Actions, Proceedings or Investigations. Until the Notes have been paid in full, all amounts owed to the Insurer have been paid in full, the Insurance and Indemnity Agreement has terminated and the Note Guaranty Insurance Policy has been returned to the Insurer for cancellation, unless an Insurer Default has occurred and is continuing, the following provisions shall apply:

         (a) notwithstanding anything contained herein or in the other Transaction Documents to the contrary, the Insurer shall have the right on behalf of the Trust to participate in, or to direct the enforcement or defense of, any action, proceeding or investigation that could adversely affect the Trust to the extent relating to the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust or any affiliate thereof. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be included in Reimbursement Amounts;

         (b) in connection with any action, proceeding or investigation that could adversely affect the Trust, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust, the Indenture Trustee hereby agrees to cooperate with the Noteholders, the Insurer and the Transferor.

         (c) any judgment or settlement entered against or affecting the Trust, or the Trust Estate, on behalf of the Noteholders or the Ownership Interest, in connection with any action, proceeding or investigation shall be paid by the Indenture Trustee from the Trust Estate pursuant to Section 5.01 of the Sale and Servicing Agreement;

         (d) the Indenture Trustee and the Delaware Trustee on behalf of the Trust hereby agree to provide to the Insurer prompt written notice of any action, proceeding or investigation that names the Trust or the Indenture Trustee as a party or that could adversely affect the Trust and of which the Indenture Trustee and the Delaware Trustee have actual knowledge, the Trust Estate or the rights or obligations of the Insurer hereunder or under the Note Guaranty Insurance Policy or the Transaction Documents including (without limitation) any insolvency or bankruptcy proceeding in respect of the Trust; and

         (e) each Noteholder, by its acceptance of a Note, and the Indenture Trustee agree that the Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Insurer pursuant to the other provisions of the Transaction Documents, that the rights set forth in this Section may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder or the Indenture Trustee, notwithstanding any other provision contained herein or in any of the other Transaction Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.

                                   ARTICLE V

                                   REMEDIES

         SECTION 5.1 Events of Default. "Event of Default," wherever used herein, means with respect to the Notes any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest on any Note when the same becomes due and payable, and continuance of such default for a period of five
(5) days; or

         (b) default in the payment in full of the principal of the Note Principal Amount on the Final Scheduled Payment Date; or

         (c) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made and has a material adverse effect on Noteholders or the Insurer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Insurer (so long as no Insurer Default has occurred and is continuing) or the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

         (d) [reserved]; or

         (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         The Issuer shall deliver to the Indenture Trustee, the Transferor and the Insurer within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (c) above, its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2 Acceleration of Maturity; Rescission and Annulment. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee may, with the consent of the Insurer, and shall, at the direction of the Insurer (so long as no Insurer Default has occurred and is continuing) or upon the prior written direction of the Holders of Notes representing not less than 66-2/3% of the Outstanding Amount of the Notes (with the consent of the Insurer, which consent shall not be unreasonably withheld), declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Insurer or the Majority Noteholder, with the written consent of the Insurer (which consent shall not be unreasonably withheld), by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                    (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                    (B) all sums paid or advanced by the Indenture Trustee
               hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                    (C) any Reimbursement Amounts due and owing to the Insurer under the Insurance and Indemnity Agreement; and

               (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12 below.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if (i) default occurs in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default occurs in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default continues for a period of five days, the Issuer will, upon demand of the Indenture Trustee or the Insurer if the Insurer has made an unreimbursed payment under the Note Guaranty Insurance Policy, pay to the Indenture Trustee or the Insurer, as applicable, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Insurer (including all Reimbursement Amounts due and owing under the Insurance and Indemnity Agreement) and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee may with the consent of the Insurer (which consent shall not be unreasonably withheld), or if the Insurer has made an unreimbursed payment under the Note Guaranty Insurance Policy, shall at the direction of the Insurer or, if an Insurer Default has occurred and is continuing, at the direction of Holders of 66-2/3% of the Outstanding Amount of the Notes, shall institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, with the consent of the Insurer, and shall at the written direction of the Insurer (so long as no Insurer Default has occurred and is continuing) or of the Holders of 66-2/3% of the Outstanding Amount of the Notes, with the consent of the Insurer (which consent shall not be unreasonably withheld), as more particularly provided in Section 5.4 below, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer, by such appropriate Proceedings as the Insurer shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered by intervention in such Proceedings with the consent of or at the direction of the Insurer (so long as no Insurer Default has occurred and is continuing) or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee (except as a result of negligence or bad faith)), and of the Noteholders and the Insurer allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes and the Insurer in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Indenture Trustee and the Insurer on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee, the Insurer or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or the Insurer any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Insurer in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.4 Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee may with the consent of the Insurer (which consent shall not unreasonably be withheld), or, at the direction of the Insurer, shall or, if an Insurer Default has occurred and is continuing, at the direction of Holders of 66-2/3% of the Outstanding Amount of the Notes shall, do one or more of the following (subject to Section 5.5 below):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the related Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance and Indemnity Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

               (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the related Noteholders or the Insurer; and

               (iv) sell the Trust Estate or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Insurer and the Holders of 100% of the Outstanding Amount of the Notes, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest and to reimburse the Insurer for any unreimbursed Insured Amounts and any other amounts due the Insurer under the Insurance and Indemnity Agreement or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Insurer (which consent shall not be unreasonably withheld) and the Holders of 66-2/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, the Indenture Trustee and the Paying Agent shall pay out the money or property in the following order:

               FIRST: to the Indenture Trustee for any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V;

               SECOND: to the Noteholders for amounts due and unpaid on the Notes for interest (excluding Supplemental Interest Amounts) pro rata among the Holders of the Notes, according to the amounts due and payable on such Notes;

               THIRD: to the Noteholders for amounts due and unpaid on the Notes for principal, pro rata, among the Holders of the Notes according to the amounts due and payable until the Note Principal Amount is reduced to zero;

               FOURTH: to the Insurer, any other amounts owed to the Insurer under the Insurance and Indemnity Agreement;

               FIFTH: to the Noteholders for any Supplemental Interest Amounts due and unpaid on the Notes pro rata among the Holders of the Notes, according to the Supplemental Interest Amounts due and payable on such Notes; and

               SIXTH: to the Paying Agent for any amounts to be distributed, to the holder of the Ownership Interest, in the manner set forth in
          Section 5.01 of the Sale and Servicing Agreement.

         The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section 5.4. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Issuer a notice that states the record date, the payment date and the amount to be paid.

         SECTION 5.5 Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.2 above following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may with the consent of the Insurer (which consent shall not be unreasonably withheld), but need not (but shall at the written direction of the Insurer or, if an Insurer Default has occurred and is continuing, at the direction of Holders of 66-2/3% of the Outstanding Amount of the Notes), elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes (although the parties hereto understand that there exists the possibility of a shortfall in collections of the Home Equity Loans), and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         SECTION 5.6 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless the Insurer has otherwise consented in writing thereto (which consent shall not be unreasonably withheld) and:

         (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (b) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

         (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

         (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

         (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholder.

         It is understood and intended that no Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due date thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) to the extent funds are available therefor out of the Trust Estate and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Insurer or any Noteholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be.

         SECTION 5.11 Control by Noteholders. The Insurer (so long as no Insurer Default has occurred and is continuing), or if an Insurer Default has occurred and is continuing, the Holders of 66-2/3% of the Outstanding Amount of the Notes, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture;

         (b) subject to the express terms of Section 5.4 above, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be in writing by the Insurer (so long as no Insurer Default has occurred and is continuing) or the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes with the consent of the Insurer (which consent shall not be unreasonably withheld);

         (c) if the conditions set forth in Section 5.5 above have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section 5.5, then any direction to the

Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

         (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         Notwithstanding the rights of the Noteholders set forth in this
Section 5.11, subject to Section 6.1 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2 above, the Insurer (so long as no Insurer Default has occurred and is continuing), or if an Insurer Default has occurred and is continuing, the Majority Noteholder, may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of principal of or interest on any of the Notes or
(b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Insurer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by the Insurer, (c) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (d) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b) above.

         SECTION 5.16 Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Insurer (so long as no Insurer Default has occurred and is continuing) or the Indenture Trustee, with the consent of the Insurer to do so (which consent shall not be unreasonably withheld), the Issuer shall take all such lawful action as the Indenture Trustee or the Insurer, as applicable, may request to compel or secure the performance and observance by the Depositor and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee or the Insurer, as applicable, including the transmission of notices of default on the part of the Depositor or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor or the Master Servicer of each of their obligations under the Sale and Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee, subject to the rights of the Insurer hereunder and under the Sale and Servicing Agreement, may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Insurer, or, if an Insurer Default has occurred and is continuing, the Holders of 66-2/3% of the Outstanding Amount of the Notes, shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor or the Master Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor, the Master Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

         SECTION 6.1 Duties of Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture. If any such amendment is found not to conform in any material respect to the requirements of this Indenture, the Indenture Trustee shall notify the Noteholders of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactory corrected instrument.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 above or any direction from the Insurer that the Insurer is entitled to give under the terms of the Transaction Documents.

         (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this
Section 6.1.

         (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (f) Money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer, the Issuer or Transferor under this Indenture except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Indenture.

         (h) The Indenture Trustee shall challenge or cause to be challenged any attempt at substantive consolidation of the assets and liabilities of the Issuer with those of any Owner (as the term "Owner" is defined in the Trust Agreement) in connection with any insolvency proceeding of the Issuer.

         (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

         (j) Subject to the other provisions of this Indenture and without limiting the generality of this Section 6.1, the Indenture Trustee, unless it is acting as the Master Servicer under the Sale and Servicing Agreement, shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Collection Account, (D) to confirm or verify the contents of any reports or certificates of the Issuer, Insurer or Master Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

         SECTION 6.2 Rights of Indenture Trustee.

         (a) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting on any resolution, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require and shall be entitled to receive an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel selected by it with due care with respect to legal matters relating to this Indenture, the Notes and the Transaction Documents to which it is a party, shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of the Insurer or any of the Noteholders, pursuant to the provisions of this Indenture, unless the Insurer or such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer or the Majority Noteholder; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Issuer or, if paid by the Indenture Trustee, shall be repaid by the Issuer upon demand.

         (h) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

         (i) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

         (j) The Indenture Trustee shall have no liability in connection with the malfeasance or nonfeasance by the Issuer or the Master Servicer. The Indenture Trustee shall have no liability in connection with compliance by the Issuer or the Master Servicer with statutory or regulatory requirements related to the Collateral or the Trust Estate. The Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral or the Trust Estate or the validity or sufficiency of any assignment of the Collateral or the Trust Estate to the Indenture Trustee.

         (k) In the event that the Indenture Trustee is also acting as Paying Agent or Registrar hereunder, the rights, protection, immunities and indemnities afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent or Registrar.

         SECTION 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and
6.12 below.

         SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give prompt notice thereof to the Insurer. The Indenture Trustee shall not be charged with the knowledge of an Event of Default unless a Responsible Officer has received written notice or has actual knowledge thereof. The Indenture Trustee shall mail to each Noteholder, the Master Servicer and the Depositor notice of the Default within 30 days after it occurs at the expense of the Issuer. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice to the Noteholders if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.6 Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Indenture Trustee shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

         SECTION 6.7 Compensation and Indemnity. The Issuer shall, or shall cause the Master Servicer to, pay to the Indenture Trustee from time to time as compensation for its services a fee previously agreed to by the Master Servicer and the Indenture Trustee. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Master Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, outside counsel, accountants and experts. The Issuer shall or shall cause the Master Servicer to indemnify the Indenture Trustee, and its respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Master Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Master Servicer shall not relieve the Issuer or the Master Servicer of its obligations hereunder. The Issuer shall defend or shall cause the Master Servicer to defend any claim for indemnity that may arise against the Indenture Trustee, or the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Master Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Master Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through such Person's own willful misconduct, negligence or bad faith. HFC's payment obligations to the Indenture Trustee pursuant to this
Section 6.7 shall survive the discharge of this Indenture.

         SECTION 6.8 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee acceptable to the Insurer pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuer and the Insurer. The Insurer (so long as no Insurer Default has occurred and is continuing) or the Majority Noteholder (with the prior written consent of the Insurer (which consent shall not be unreasonably withheld)) may remove the Indenture Trustee by so notifying the Indenture Trustee and the Insurer (if given by such Noteholders) and may appoint a successor Indenture Trustee acceptable to the Insurer. The Issuer shall (with the prior written consent of the Insurer so long as no Insurer Default has occurred and is continuing) remove the Indenture Trustee if:

         (a) the Indenture Trustee fails to comply with Section 6.11 below;

         (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

         (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

         (d) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Insurer, which consent shall not be unreasonably withheld.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Noteholder may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         If the Indenture Trustee fails to comply with Section 6.11 below, any Noteholder may (with the consent of the Insurer (which consent shall not be unreasonably withheld)) petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 above shall continue for the benefit of the retiring Indenture Trustee.

         SECTION 6.9 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11 below.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons acceptable to the Insurer to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Insurer, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this
Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 below and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Indenture Trustee shall remain primarily liable for all actions of a co-trustee.

         SECTION 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA
Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         SECTION 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         SECTION 6.13 Representations and Warranties. The Indenture Trustee hereby represents and warrants that:

         (a) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of United States of America, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

         (b) The Indenture Trustee has the power and authority to execute and deliver this Indenture and the other Transaction Documents to which it is a party and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

         (c) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

         SECTION 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

         (a) to accept the pledge of the Home Equity Loans and hold the assets of the Trust in trust for the Noteholders and the Insurer;

         (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

         (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

                                  ARTICLE VII

                        NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.1 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 7.2 Preservation of Information; Communications to
Noteholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in
Section 7.1 above and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.3 Reports by Issuer.

         (a) The Issuer shall:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
          Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         SECTION 7.4 Reports by Indenture Trustee. If required by TIA Section 313(a), within 60 days after each August 1, beginning with August 1, 2003, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) and to the Insurer a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA
Section 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any securities exchange.

                                 ARTICLE VIII

                     ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V herein.

         SECTION 8.2 Accounts; Distributions.

         (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain or cause to be established and maintained, in the name of the Indenture Trustee for the benefit of the Noteholders, the Transferor and the Insurer, the Collection Account as provided in Article V of the Sale and Servicing Agreement into which amounts shall be deposited in accordance with the terms of the Sale and Servicing Agreement.

         (b) The Indenture Trustee shall deposit any amounts representing payments on and any collections in respect of the Home Equity Loans received by it, if any, and any other amounts required by the terms of the Transaction Documents to be deposited, immediately following receipt thereof. Amounts on deposit in the Collection Account may be invested in Permitted Investments pursuant to Section 3.02(d) of the Sale and Servicing Agreement.

         (c) On each Payment Date and the Redemption Date, to the extent funds are available in the Collection Account, the Indenture Trustee shall make the distributions and payments in the amounts and in the priority set forth in
Section 5.01 of the Sale and Servicing Agreement (except as otherwise provided in Section 5.4(b) herein).

         (d) On each Payment Date and the Redemption Date, to the extent of the interest of the Indenture Trustee in the Collection Account (as described in Section 5.01 of the Sale and Servicing Agreement), the Indenture Trustee hereby authorizes the Owner Trustee or the Paying Agent, as applicable, to make the distributions from the Collection Account as required pursuant to
Section 5.01 of the Sale and Servicing Agreement.


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


         SECTION 8.3 [Reserved].

         SECTION 8.4 Master Servicer's Monthly Statements.

         On each Payment Date, the Indenture Trustee shall deliver the Indenture Trustee's Statement to Noteholders (as defined in the Sale and Servicing Agreement) with respect to such Payment Date to DTC and the Rating Agencies. Such information shall also be made available at the Indenture Trustee's website, which as of the date hereof is located at www.abs.bankone.com.

         SECTION 8.5 [Reserved].

         SECTION 8.6 Opinion of Counsel. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 2.9(a) herein, accompanied by copies of any instruments involved, and the Indenture Trustee shall also require with a copy to the Insurer, as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee addressed to the Indenture Trustee and the Insurer, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Insurer in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair market value of a Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


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


                                  ARTICLE IX

                            SUPPLEMENTAL INDENTURES

         SECTION 9.1 Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time and only with the prior written consent of the Insurer, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Insurer, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Noteholders or the Insurer;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI herein; or

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.


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


         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior confirmation from the Rating Agencies and prior consent of the Insurer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel or satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder or the Insurer or cause the Issuer to be subject to entity level tax.

         SECTION 9.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior consent of the Rating Agencies and the Insurer, and with the consent of the Majority Noteholder, by Act of such Majority Noteholder delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

         (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the amount required to be paid on the Notes following the exercise of the option set forth in Section 8.01 of the Sale and Servicing Agreement, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V herein, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

         (b) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

         (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";


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


         (d) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4 herein;

         (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

         (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

         (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture provided further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

         The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         In connection with requesting the consent of the Noteholders pursuant to this Section 9.2, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture at the Issuer's expense. It shall not be necessary for any Act of Noteholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2 herein, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all conditions precedent to the execution of such supplemental indenture have been met. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and


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


the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


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


                                  ARTICLE X

                             TERMINATION OF TRUST

         SECTION 10.1 Early Termination.

         The Master Servicer may effect an early termination of the Trust pursuant to Section 8.01 of the Sale and Servicing Agreement on or after any Payment Date on which the Note Principal Amount of the Notes declines to 15% or less of the initial Note Principal Amount of the Notes and the purchase price for the Home Equity Loans together with all amounts due and owing to the Insurer for unpaid premiums and unreimbursed Insured Amounts and any other amounts then due and owing under the Insurance and Indemnity Agreement to the Insurer, together with interest thereon as provided under the Insurance and Indemnity Agreement, have been paid, pursuant to the provisions of Section 8.01(b) of the Sale and Servicing Agreement (such date, the "Redemption Date"). If the Master Servicer does not terminate the Trust in accordance with
Section 8.01(b) of the Sale and Servicing Agreement within three months of the first Payment Date upon which such termination may be effected, then the Indenture Trustee shall conduct an auction process for the Home Equity Loans as provided in Section 8.01(c) of the Sale and Servicing Agreement.

         The Indenture Trustee shall furnish notice of any redemption of the Notes that occurs as a result of any of the foregoing in accordance with
Section 8.01 of the Sale and Servicing Agreement.

         SECTION 10.2 Mandatory Redemption.

         (a) If the full amount of principal and interest then due on the Notes is not paid by the Payment Date in August 2012, the Indenture Trustee shall begin a process for soliciting bids in connection with an auction of the Home Equity Loans. The Indenture Trustee shall provide the Master Servicer and the Insurer written notice of such auction at least ten (10) Business Days prior to the date bids must be received in such auction (the "Mandatory Auction Date"). The auction shall be conducted as follows:

         (b) The Indenture Trustee shall solicit new bids and, if more than one bid is received, the Indenture Trustee shall solicit and resolicit new bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Indenture Trustee shall accept the highest of such remaining bids if it is equal to or in excess of the Mandatory Redemption Price. If the highest of such remaining bids is less than the Mandatory Redemption Price, then the Indenture Trustee shall neither accept such bid nor consummate such sale unless the Insurer (so long as no Insurer Default has occurred and is continuing) and Holders of 66-2/3% of the Outstanding Amount of the Notes consent.

         (c) If the first auction conducted by the Indenture Trustee does not produce any bid at least equal to the Mandatory Redemption Price, then the Indenture Trustee shall, beginning on the Payment Date occurring approximately three months after the Mandatory Auction Date for the failed first auction, commence another auction in accordance with the requirements of this


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


subsection (c). If such second auction does not produce any bid at least equal to the Mandatory Redemption Price, then the Indenture Trustee shall, beginning on the Payment Date occurring approximately three months after the Mandatory Auction Date for the failed second auction, commence another auction in accordance with the requirements of this subsection (c), and shall continue to conduct similar auctions approximately every three months thereafter until the earliest of (i) delivery by the Master Servicer of notice of exercise of its repurchase option pursuant to Section 8.01(b) of the Sale and Servicing Agreement, (ii) receipt by the Indenture Trustee of a bid meeting the conditions specified in the preceding paragraph, or (iii) the Payment Date on which the Principal Balance of all the Home Equity Loans is reduced to zero.

         (d) If the Indenture Trustee receives a bid meeting the conditions specified in this Section 10.2, the Master Servicer and the Issuer shall promptly arrange for the sale of the Home Equity Loans to the winning bidder, the Indenture Trustee shall execute such agreements and termination statements as may be reasonably required or appropriate to release the lien of this Indenture with respect to the Home Equity Loans and Mortgage Files upon payment to the Indenture Trustee of the bid purchase price and satisfaction of any other terms of the auction sale. The Indenture Trustee shall cooperate with the Master Servicer and the Issuer in the sale of the Home Equity Loans, shall deliver to the winning bidder the related Mortgage Files in the Indenture Trustee's possession (if any), and shall take such other actions as the winning bidder may reasonably request to effect the transfer of the Home Equity Loans.

         (e) Notice of any termination, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation (the "Redemption Date"), shall be given promptly by the Indenture Trustee (upon receipt of written directions from the Master Servicer, if the Master Servicer is exercising its right to repurchase the Home Equity Loans, given not later than the first day of the month preceding the month of such final distribution) to the Insurer and to the Master Servicer by letter to the Noteholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Payment Date upon which final distribution of the Notes will be made upon presentation and surrender of Notes at the office or agency of the Indenture Trustee therein designated,
(ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, distributions being made only upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein specified. On the Redemption Date specified pursuant to this subsection (e), the Indenture Trustee shall distribute the proceeds of the sale of the Home Equity Loans in accordance with the priorities listed in Section 5.01 of the Sale and Servicing Agreement.

         (f) Upon presentation and surrender of the Notes, to the extent of funds available therefor, the Indenture Trustee shall cause to be distributed to the Holders of the Notes on the Payment Date for such final distribution, in proportion to the Percentage Interests of their respective Notes and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to Noteholders pursuant to Section 5.01 of the Sale and Servicing Agreement for such Payment Date. On the final Payment Date prior to having made the distributions called for above, the Indenture Trustee shall, based upon the information set


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


forth in the Servicing Certificate for such Payment Date, withdraw from the Collection Account and remit to the Insurer the lesser of (x) the amount available for distribution on such final Payment Date, net of any portion thereof necessary to pay the Noteholders pursuant to Section 5.01(a) of the Sale and Servicing Agreement and due and unpaid Skip-A-Pay Advances and Servicing Fees, and (y) the unpaid amounts due and owing to the Insurer pursuant to the Insurance and Indemnity Agreement.

         (g) In the event that all of the Noteholders shall not surrender their Notes for final payment and cancellation on or before such final Payment Date, the Indenture Trustee shall promptly following such date cause all funds in the Collection Account not distributed in final payment to Noteholders, to be withdrawn therefrom and credited to the remaining Noteholders by depositing such funds in a separate escrow account for the benefit of such Noteholders, and the Master Servicer (if the Master Servicer has exercised its right to purchase the Home Equity Loans) or the Indenture Trustee (in any other case) shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within nine months after the second notice all the Notes shall not have been surrendered for cancellation, (i) all unclaimed funds will be paid to the Insurer to the extent such funds represent reimbursement of a Reimbursement Amount and (ii) the Ownership Interest will be entitled to all remaining unclaimed funds and other assets which remain subject hereto, and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look to the holder of the Ownership Interest for payment. In addition, the Insurer shall not be liable to Noteholders for any such remaining unclaimed funds transferred to the Ownership Interest.

         (h) Upon payment of all amounts owed under the Note Guaranty Insurance Policy and cancellation of the Notes, the Indenture Trustee shall provide the Insurer notice of cancellation of the Notes and surrender the Note Guaranty Insurance Policy to the Insurer.


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                                  ARTICLE XI

                                 MISCELLANEOUS

         SECTION 11.1 Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer made to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with,
(ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture (except in the case of the release of Home Equity Loans in accordance with the Sale and Servicing Agreement), the Issuer shall, in addition to any obligation imposed in Section 11.1(a) herein or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.


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


        (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the Collateral, other property or securities to be so deposited and of all other such Collateral, other property or securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause
(i) above and this clause (ii), is 10% or more of the Note Principal Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than either (A) $25,000 or (B) one percent of the Note Principal Amount of the Notes.

        (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

        (iv) Whenever the Issuer is required to furnish to the Indenture Trustee and the Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee and the Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then current Note Principal Amount of the Notes.

         SECTION 11.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Transferor or the Issuer,


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


stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Transferor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI hereof.

         SECTION 11.3 Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
6.1 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.


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


         SECTION 11.4 Notices. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

         (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

         (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Household Home Equity Loan Trust 2002-3, in care of the Owner Trustee at 101 Barclay St., Floor 8W, New York, New York 10286, Attention: Asset Backed Securities, and the Delaware Trustee at White Clay Center, Route 273, Newark, Delaware 19711, Attention: Corporate Trust Office and to the Master Servicer addressed to: 2700 Sanders Road, Prospect Heights, Illinois 60070, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         (c) the Insurer, by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Consumer Asset-Backed Securities Group, Facsimile: (212) 363-1459, Confirmation: (212) 208-3394. The Insurer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

         Notices required to be given to the Rating Agencies by the Indenture Trustee, the Owner Trustee or the Delaware Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to
(i) in the case of Fitch, at the following address: One State Street Plaza, New York, New York 10007, (ii) in the case of Moody's, at the following address: 99 Church Street, New York, New York 10007, and (iii) in the case of Standard & Poor's, at the following address: 55 Water Street, New York, New York 10041; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder.

         SECTION 11.6 Rights of the Insurer to Exercise Rights of Noteholders.

         By accepting its Note, each Noteholder agrees that unless an Insurer Default has occurred and is continuing, the Insurer shall have the right to exercise all rights of the Noteholders as specified under this Indenture without any further consent of the Noteholders; provided that:

               (i) any direction provided by the Insurer shall not be in conflict with any rule of law or with any of the Transaction Documents; and

               (ii) the Trust and the Indenture Trustee may take any other action deemed proper by the Trust or the Indenture Trustee that is not inconsistent with any direction;

and provided further, however, that the Trust or the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to an action.

         Notwithstanding any other provision of this Indenture, any right conferred to the Insurer hereunder shall be suspended and shall run to the benefit of the Noteholders during any period in which an Insurer Default shall have occurred and is continuing, provided, however, that so long as an Insurer Default shall have occurred and is continuing, the consent of the Insurer must be obtained with respect to any amendments that may materially adversely affect the Insurer.

         SECTION 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         SECTION 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Insurer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the Insurer or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Transferor (and any wholly-owned subsidiary thereof), the Depositor, the Master Servicer or the Issuer, or join in any institution against the Transferor (and any wholly-owned subsidiary thereof), the Depositor, the Master Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents.

         SECTION 11.18 Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee and the Insurer (to the extent described in the Insurance and Indemnity Agreement) shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 11.19 Inconsistencies With the Sale and Servicing Agreement. In the event certain provisions of this Indenture conflict with the provisions of the Sale and Servicing Agreement, the parties hereto agree that the provisions of the Sale and Servicing Agreement shall be controlling.

         SECTION 11.20 Third-Party Beneficiaries. This Indenture will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Note Owners, the Insurer and their respective successors and permitted assigns. The Insurer is an express third party beneficiary of this Indenture. Except as otherwise provided in this Indenture, no other person will have any right or obligation hereunder.

         SECTION 11.21 Limited Recourse.

         (a) Notwithstanding anything in this Indenture to the contrary, the Notes constitute limited recourse obligations and are limited in recourse to the assets of the Trust. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, agree that recourse for the Notes is limited to the assets of the Trust and, if the assets of the Trust shall prove to be insufficient to pay amounts due under the Notes, the Noteholders shall have no claim against the assets of the Depositor other than those which have been conveyed to the Trust.

         (b) If, notwithstanding paragraph (a) above, the Noteholders are deemed to have any interest in any asset of the Depositor other than the Depositor's interest in the assets of the Trust, including any interest in assets of the Depositor, or any assets sold by the Depositor to another trustee pursuant to a separate pooling and servicing agreement, sale and servicing agreement or similar agreement, pledged to secure debt obligations of the Depositor other than the Notes, the Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, agree that any such interest is subordinate to the claims of the holders of any such debt obligations, and the Indenture Trustee and the Noteholders shall have no rights in such assets until such debt obligations are indefeasibly paid in full. The agreement of the Indenture Trustee and the Noteholders pursuant to this Section 11.20 is intended to constitute a subordination agreement for the purposes of Section 510(a) of title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code").

         SECTION 11.22 Limitation on Voting of Preferred Stock. The Indenture Trustee shall hold all of the Preferred Stock in trust, for the benefit of the Noteholders and the Insurer, and shall vote such stock only pursuant to the written instructions of the Insurer so long as no Insurer Default has occurred and is continuing, or, if an Insurer Default has occurred and is continuing, the Majority Noteholder; provided that:

               (i) any direction provided by the Insurer shall not be in conflict with any rule of law or with any of the Transaction Documents; and

               (ii) the Trust and the Indenture Trustee may take any other action deemed proper by the Trust or the Indenture Trustee that is not inconsistent with any direction;

and provided further, however, that the Trust or the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to an action.

         The Indenture Trustee shall not permit a transfer of any of the Preferred Stock to HFC or any of its Affiliates. Concurrently with any transfer of the Home Equity Loans to the Master Servicer or sale in connection with any auction pursuant to Section 8.01(b) or 8.01(c), respectively, of the Sale and Servicing Agreement, the Indenture Trustee shall transfer to the Depositor for cancellation all shares of Preferred Stock held by the Indenture Trustee.

         SECTION 11.23 Limitation of Liability. It is understood by each party hereto that the sole recourse of each party hereto in respect of the obligations of the Issuer hereunder and under the other Transaction Documents to which it is a party shall be to the Trust Estate. In addition, The Bank of New York is entering into this Indenture and other Transaction Documents to which the Issuer is a party solely in its capacity as Owner Trustee and Delaware Trustee under the Trust Agreement and not in its individual capacity and in no case shall The Bank of New York (or any Person acting as successor Owner Trustee or Delaware Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Issuer hereunder or thereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

         SECTION 11.24 Consent of Insurer. Unless otherwise specified, whenever in this Indenture the taking of any action, giving of any instruction or direction, exercise of any right or remedy or effectiveness of any amendment is conditioned upon the approval of, acceptance by or consent of the Insurer (whether written or otherwise), such approval, acceptance or consent requirement shall be waived so long as an Insurer Default exists and is continuing; provided, however, that regardless of whether an Insurer Default has occurred and is continuing, the foregoing provision shall not be construed so as to deny any right of the Insurer under this Indenture to receive any Reimbursement Amounts due and owing to it under the Insurance and Indemnity Agreement.

         SECTION 11.25 Rights of the Insurer to Exercise Rights of Noteholders. By accepting its Note, each Noteholder agrees that unless an Insurer Default exists and is continuing or unless otherwise specified herein, the Insurer shall have the right to exercise all rights of the Noteholders as specified under this Agreement without any further consent of the Noteholders; provided that

               (i) any direction provided by the Insurer shall not be in conflict with any rule of law or with any of the Transaction Documents; and

               (ii) the Issuer and the Indenture Trustee may take any other action deemed proper by the Issuer or the Indenture Trustee that is not inconsistent with any direction;

provided, however, that the Issuer or the Indenture Trustee need not take any action that is determined might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to an action.

         Notwithstanding any other provision of this Indenture, any right conferred to the Insurer hereunder shall be suspended and shall run to the benefit of the Noteholders during any period in which an Insurer Default exists and is continuing.

         SECTION 11.26 Entire Agreement. This Indenture sets forth the entire agreement between the parties with respect to the subject matter hereof and thereof, and this Indenture supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                       HOUSEHOLD HOME EQUITY LOAN TRUST
                                       2002-3
                                       By:  THE BANK OF NEW YORK,
                                            not in its individual capacity but
                                            solely as Owner Trustee

                                       By:      /s/ Cassandra D. Shedd
                                                ----------------------------
                                       Name:    Cassandra Shedd
                                       Title:   Assistant Vice President



                                       BANK ONE, NATIONAL ASSOCIATION
                                       as Indenture Trustee


                                       By:      /s/  R. Tarnas
                                                ----------------------------

                                       Name:    R. Tarnas
                                       Title:   Vice President

STATE OF NEW YORK )
                  ) SS.
COUNTY OF NEW YORK)
                  ------------------

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Cassandra Shedd, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said The Bank of New York, not in its individual capacity, but solely as Owner Trustee on behalf of HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3, a Delaware business trust, and that such person executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 29 day of August, 2002.

                             /s/ Allison R. Clan
                             ----------------------------------------------
                             Notary Public in and for the State of New York


(Seal)

My commission expires:

August 28, 2006

STATE OF ILLINOIS)
                 ) SS.
COUNTY OF COOK   )


         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared R. Tarnas, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of Bank One, National Association, a national banking association, and that such person executed the same as the act of said entity for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 29 day of August, 2002.

                             /s/ Rodney J. Harrington
                             ----------------------------------------------
                             Notary Public in and for the State of Illinois


(Seal)

My commission expires:   8/9/05

                                  SCHEDULE A

             PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Issuer hereby represents, warrants, and covenants to the Indenture Trustee and the Insurer as to itself, the Depositor and the Sellers as follows on the Closing Date and on each Payment Date thereafter:

                                    General
                                    -------

         1. This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, each of which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

         2. The Home Equity Loans constitute "general intangibles" or "instruments" within the meaning of the applicable UCC.

         3. The Collection Account and all subaccounts thereof constitute either a deposit account or a securities account.

         4. To the extent that payments and collections received or made with respect to the Home Equity Loans constitute securities entitlements, such payments and collections have been and will have been credited to the Collection Account. The securities intermediary for the Collection Account has agreed to treat all assets credited to the Collection Account as "financial assets" within the meaning of the applicable UCC.

                                   Creation
                                   --------

         5. The Issuer owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

         6. The Depositor has received all consents and approvals to the sale of the Home Equity Loans to the Issuer required by the terms of the Home Equity Loans that constitute instruments.

         7. To the extent the Collection Account or subaccounts thereof constitute securities entitlements, certificated securities or uncertificated securities, the Issuer has received all consents and approvals required to transfer to the Indenture Trustee its interest and rights in the Collection Account hereunder.

                                  Perfection
                                  ----------

         8. The Issuer has caused or will have caused, within ten days after the effective date of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the pledge of the Collateral from the Issuer to the Indenture Trustee and the security interest in the Collateral granted to the Indenture Trustee under this Indenture.

         9. With respect to the Collection Account and all subaccounts that constitute deposit accounts, either:

         (i) the Issuer has delivered to the Indenture Trustee a fully-executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in the Collection Account without further consent by the Issuer; or

         (ii) the Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collection Account.

         10. With respect to the Collection Account or subaccounts thereof that constitute securities accounts or securities entitlements, either:

         (i) the Issuer has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collection Account granted by the Issuer to the Indenture Trustee; or

         (ii) the Issuer has delivered to the Indenture Trustee a fully-executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to the Collection Account without further consent by the Depositor; or

         (iii) the Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in the Collection Account.

                                   Priority
                                   --------

         11. Other than the transfer of the Transferred Assets to the Trust under the Transfer Agreement, the transfer of the Home Equity Loans to the Depositor under the Home Equity Loan Purchase Agreement, the transfer of the Home Equity Loans to the Trust pursuant to the Sale and Servicing Agreement and the security interest granted to the Indenture Trustee pursuant to this Indenture, none of the Issuer, the Depositor or the Sellers has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Home Equity Loans. None of the Issuer, the Depositor or the Sellers has authorized the filing of, or are aware of any financing statements against the Issuer, the Depositor or any of the Sellers that include a description of collateral covering the Home Equity Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

         12. The Issuer is not aware of any judgment, ERISA or tax lien filings against the Issuer, the Depositor or any of the Sellers.

         13. The Sellers have in their possession all original copies of the Mortgage Notes that constitute or evidence the Home Equity Loans. To the Issuer's knowledge, none of the instruments that constitute or evidence the Home Equity Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer. All financing statements filed or to be filed against the Issuer, the Depositor and the Sellers in favor of the Indenture Trustee in connection herewith describing the Home Equity Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

         14. Neither the Collection Account nor any subaccount thereof is in the name of any person other than the Issuer or the Indenture Trustee as trustee under the Indenture or in the name of its nominee. The Issuer has not consented for the securities intermediary of the Collection Account to comply with entitlement orders of any person other than the Indenture Trustee.

         15. Survival of Perfection Representations. Notwithstanding any other provision of this Agreement or any other transaction document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Master Servicer or termination of the Master Servicer's rights to act as such) until such time as all obligations under this Agreement have been finally and fully paid and performed.

         16. No Waiver. The parties to this Agreement (i) shall not, without obtaining a confirmation of the then-current rating of the Notes and consent of the Insurer (so long as no Insurer Default has occurred and is continuing), waive any of the Perfection Representations, and (ii) shall provide the Rating Agencies and the Insurer (so long as no Insurer Default has occurred and is continuing) with prompt written notice of any breach of the Perfection Representations, and shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) and consent of the Insurer (so long as no Insurer Default has occurred and is continuing) waive a breach of any of the Perfection Representations.

         17. Master Servicer to Maintain Perfection and Priority. The Issuer shall cause the Master Servicer, in order to evidence the interests of the Depositor, the Issuer, the Insurer and the Indenture Trustee under the Sale and Servicing Agreement, to take such action, or execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority interest, the Indenture Trustee's security interest in the Home Equity Loans. The Issuer shall cause the Master Servicer to, from time to time and within the time limits established by law, prepare and present to the Indenture Trustee for the Indenture Trustee to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Master Servicer to file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee's security interest in the Home Equity Loans as a first-priority interest (each a "Filing"). The Issuer shall cause the Master Servicer to present each such Filing to the Indenture Trustee and the Insurer together with (x) an Opinion of Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Trust pursuant to
Section 2.01 of the Sale and Servicing Agreement and the grant of the security interest to the Indenture Trustee pursuant to this Indenture, (ii) satisfies all requirements and conditions to such Filing in this Agreement and (iii) satisfies the requirements for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Indenture Trustee's signature. Upon receipt of such Opinion of Counsel and form of authorization, the Indenture Trustee shall promptly authorize in writing the Master Servicer to, and the Issuer shall cause the Master Servicer to, effect such Filing under the Uniform Commercial Code without the signature of the Depositor or the Trust or the Indenture Trustee where allowed by applicable law. Notwithstanding anything else in the transaction documents to the contrary, the Master Servicer shall not have any authority to effect a Filing without obtaining written authorization from the Indenture Trustee.

                                  SCHEDULE B

                           HOME EQUITY LOAN SCHEDULE

                                   EXHIBIT A

                                 FORM OF NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


No.                                                CUSIP NO. 441917 AT 8

Aggregate Note Principal Amount:                   Denomination of this Note:
$977,470,000                                       $


                    HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3

         CLOSED-END HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2002-3

         HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Trust"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $____________ payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial Note Principal Amount of this Note and the denominator of which is the Note Principal Amount of all Notes by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Note pursuant to Section 5.01 of the Sale and Servicing Agreement dated August 29, 2002 (the "Sale and Servicing Agreement"), among the Trust, HFC Revolving Corporation, as Depositor (the "Depositor"), Household Finance Corporation, as Master Servicer ("HFC"), and Bank One, National Association, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earliest to occur of (i) the Payment Date occurring in July 2032 (the "Final Scheduled Payment Date"),
(ii) the Redemption Date or (iii) the date on which an Event of Default under the Indenture dated August 29, 2002, between the Trust and the Indenture Trustee shall have occurred and be continuing, if the Indenture Trustee or the Holders of Notes representing not less than 66-2/3% of the Outstanding Amount of the Notes with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing) have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

         The Trust will pay interest on this Note at the rate per annum described in the Sale and Servicing Agreement with respect to the Note on the Note Principal Amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) on each Payment Date until the principal of this Note is paid or made available for payment in full. Interest on this Note will accrue for each Payment Date during the period from and including the preceding Payment Date to the day immediately preceding such Payment Date (or, in the case of the first Payment Date, the period from and including the Closing Date to the day immediately preceding the first Payment Date) (each, an "Accrual Period"). Interest will be computed on the basis of the actual number of days in each Accrual Period and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Trust has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:  August 29, 2002

                                    HOUSEHOLD HOME EQUITY LOAN TRUST
                                    2002-3

                                    By:  THE BANK OF NEW YORK,
                                         not in its individual capacity but
                                         solely as Owner Trustee under the
                                         Trust Agreement



                                     By: _________________________
                                           Authorized Signatory



               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  August 29, 2002

                                    BANK ONE, NATIONAL ASSOCIATION,
                                    not in its individual capacity but
                                    solely as Indenture Trustee,



                                    By: _________________________
                                         Authorized Signatory

                               (REVERSE OF NOTE)

         This Note is one of a duly authorized issue of Notes of the Trust, designated as Closed-End Home Equity Loan Asset Backed Notes, Series 2002-3, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Trust, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

         The Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in September 2002.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default under the Indenture shall have occurred and be continuing and the Indenture Trustee, with the consent of the Insurer or at the direction of the Insurer (so long as no Insurer Default has occurred and is continuing) or upon the prior written direction of the Holders of Notes representing not less than 66-2/3% of the Outstanding Amount of the Notes (with the consent of the Insurer, which consent shall not be unreasonably withheld), shall have declared the Notes to be immediately due and payable in the manner provided in
Section 5.2 of the Indenture. All principal payments on the Notes shall be made pro rata to the Holders of the Notes entitled thereto.

         Payments of interest on this Note due and payable on each Payment Date, together with the related installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer of immediately available funds to, or by check or money order mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, or upon written request by a Noteholder delivered to the Indenture Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Noteholder is the Depository or such Noteholder owns of record one or more Notes having principal denominations aggregating at least $1,000,000) or by such other means of payment as the Noteholder and the Indenture Trustee shall agree. Such checks or money orders shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Trust, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in New York, New York.

         As provided in the Sale and Servicing Agreement, the Notes may be redeemed in whole, but not in part, at the option of the Master Servicer, on any Payment Date after the Payment Date on which the Note Principal Amount of the Notes is less than or equal to 15% of the initial Note Principal Amount of the Notes after giving effect to all payments on such Payment Date.

         As provided in the Indenture, if the full amount of principal and interest then due on the Notes is not paid by the Payment Date in August 2012, the Indenture Trustee will begin an auction process for the sale of the remaining Home Equity Loans. If the Indenture Trustee receives a bid meeting the conditions specified in the Indenture, the remaining Home Equity Loans will be sold and the Trust will use the proceeds of such sale to redeem the Notes.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Trust pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that such Noteholder or Note Owner will not at any time institute against the Transferor (and any wholly-owned subsidiary thereof), the Depositor, the Master Servicer or the Trust, or join in any institution against the Transferor (and any wholly-owned subsidiary thereof), the Depositor, the Master Servicer or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents.

         Each Person that acquires a Note shall be required to represent, or in the case of a Book-Entry Note, will be deemed to represent by its acceptance of the Note, that (i) it is not, and is not acquiring the Note on behalf of or with "plan assets" (as determined under Department of Labor Regulation ss.2510.3-101 or otherwise) of a Plan, or (ii) its acquisition and holding of the Note are eligible for relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption.

         The Trust has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Trust secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for all purposes as indebtedness of the Trust.

         Prior to the due presentment for registration of transfer of this Note, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Trust, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         As provided in the Indenture and subject to certain limitations set forth therein, by accepting its Note, each Noteholder agrees that unless an Insurer Default exists and is continuing or unless otherwise specified in the Indenture, the Insurer shall have the right to exercise all rights of the Noteholders as specified under this Agreement without any further consent of the Noteholders.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Trust and the rights of the Holders of the Notes under the Indenture at any time by the Trust with the consent of the Majority Noteholder. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Trust with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Trust" as used in this Note includes any successor to the Trust under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of the Trust in its individual capacity, the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Trust, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT

Social Security or taxpayer I.D.  or other identifying number of assignee:  __________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


-----------------------------------------------------------------------------------------------
                                 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________

                                                                                                                 */
                                                                        -------------------------------------------
                                                                                     Signature Guaranteed:


                                                                                                                 */
                                                                        -------------------------------------------


----------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.